Revenue Recognition	3 Months Ended
Mar. 31, 2014
Revenue Recognition
2.	Revenue Recognition

The Company employs its vessels on time charters or voyage charters. With time charters, the Company receives a fixed charter hire per on-hire day, and revenue is recognized on an accrual basis and is recorded over the term of the charter as service is provided. In the case of voyage charters, the vessel is contracted for a voyage between two or more ports and the Company is paid for the cargo transported.

On April 1, 2013, the Company changed its method of accounting for revenue recognition on voyage charters. Previously, the Company determined that a voyage commenced with loading and completed at the point of discharge. The Company now recognizes revenue on a discharge-to-discharge basis in determining percentage of completion for all voyage charters, but does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port for its next voyage. The Company has adopted this new policy as it considers the decision to undertake a specific voyage is highly dependent on the location of the vessel’s prior discharge port and the part of the voyage to the load port is a necessary part of the overall profitability of that voyage. Management believes that given the significant increase in the number of vessels in operation and consequently the number of voyage charters undertaken, the results of the Company could be materially distorted by excluding the proportion of the revenue in sailing to the next load port. The effect of this new accounting policy, since its adoption on April 1, 2013, has not been considered material. Its adoption has not resulted in a retrospective adjustment as of or for the year ended December 31, 2013, or for the three months ended March 31, 2013, as the impact is not considered material.